                                                                   EXHIBIT 10.17



          The security represented by this certificate was originally issued on November 27, 1996, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the restrictions on transfer specified in the Purchase Agreement, dated November 27, 1996 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.


                        HINES HOLDINGS, INC.

                       STOCK PURCHASE WARRANT
                       ----------------------


Date of Issuance:  November 27, 1996                        Certificate No. W-3


          FOR VALUE RECEIVED, Hines Holdings, Inc., a Nevada corporation (the "Company"), hereby grants to Madison Dearborn Capital Partners, L.P. (the
 -------
"Registered Holder") the right to purchase from the Company 80,012 shares of the
 -----------------
Company's Common Stock, par value $.01 per share, at a price per share of $.01 (as adjusted from time to time in accordance herewith, the "Exercise Price").
                                                            --------------
This Warrant is subject to the terms and provisions regarding the transfer of restricted securities contained in the Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), between the Company and certain persons named
             ------------------
therein. Certain capitalized terms used herein are defined in Section 4 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.     Exercise of Warrant.
                         -------------------

          1A.  Exercise Period.  The Registered Holder may exercise, in whole or
               ---------------
in part, the purchase rights represented by this Warrant at any time and from time to time prior to the earlier of (i) the tenth anniversary of the date hereof, (ii) a Qualified Public Offering or (iii) a Sale of the Company (the "Exercise Period"). The Company shall give the Registered Holder written notice
 ---------------
of the expiration of the Exercise Period at least 10 days but not more than 90 days prior to the end of the Exercise Period.

          1B.  Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):
                                                      -------------

          (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                                       ---------

          (b)  this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto
                                                           ----------
     evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
     Section 5 hereof; and

          (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise
                                                           ------------------
     Price"), (2) the surrender to the Company of debt or equity securities of
     -----
     the Company having a Market Value equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Value of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Value of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within 5 business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such 5 business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

          1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2.  Adjustment of Exercise Price and Number of Shares.  In
                      -------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

          2A.  Subdivision or Combination of Common Stock.  If the Company at
               ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

          2B.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic
                 --------------
Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all of the Warrants then outstanding) the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          2C.  Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this Section 2 but not expressly provided for by such provisions then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants.

          2D.  Notices.
               -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

        (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          Section 3.  Definitions.  The following terms have the meanings set
                      -----------
forth below:

               "Affiliate" of any particular Person means any other Person
                ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to
       -------
direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

               "Common Stock" means shares of the Company's Common Stock, par
                ------------
value $.01 per share.

               "Independent Third Party" means any Person who, immediately
                -----------------------
prior to the contemplated transaction, does not own in excess of 5%, on a fully-diluted basis, of the Company's voting capital stock (a "5% Owner"), who is not
                                                         --------
controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

               "Market Value" as to any security means the fair market value
                ------------
of such security as determined by the board of directors of the Company in its reasonable good faith judgment.

               "Person" means an individual, a partnership, a corporation, a
                ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "Purchase Agreement" has the meaning set forth in the preamble.
                ------------------

               "Qualified Public Offering" means the sale in an underwritten
                -------------------------
public offering registered under the Securities Act of 1933, as amended, of shares of the Company's Common Stock having an aggregate offering value of at least $10 million.

               "Sale of the Company" means the sale of the Company to an
                -------------------
Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          Section 4.  No Voting Rights; Limitations of Liability.  This Warrant
                      ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

          Section 5.  Warrant Not Transferable.  Except as expressly provided
                      ------------------------
herein or in the Purchase Agreement, this Warrant, the Common Stock issued upon exercise hereof and all rights hereunder are transferable, in whole or in part, by the holder hereof only to its Affiliates; provided that any Affiliate to whom this Warrant is transferred agrees to be bound in all respects to the provisions hereof and of the Purchase Agreement, including, without limitation, restrictions on the transfer of this Warrant. Subject to the transfer conditions contained herein and in the Purchase Agreement, this Warrant and all rights hereunder may be transferred upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal
                                             ----------
office of the Company.

          Section 6.  Warrant Exchangeable for Different Denominations.  This
                      ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issued this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of
                                        ----------------
the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."
---------

          Section 7.  Replacement.  Upon receipt of evidence reasonably
                      -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 8.  Notices.  Except as otherwise expressly provided herein,
                      -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

          Section 9.  Amendment and Waiver.  Except as otherwise provided
                      --------------------
herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares issuable upon exercise of the Warrants without the prior written consent of registered holders representing at least 95% of the shares of Common Stock obtainable upon exercise of all of the warrants issued under the Purchase Agreement; and provided further, no amendment shall be enforceable against one holder of Warrants without also being enforceable against all other holders of Warrants. In exercising its rights hereunder, the Company shall exercise such rights in the same manner with respect to each holder of Warrants. The Company shall not enter into any other agreement or conduct any course of dealing which alters the rights or obligations of any holder of Warrants with respect thereto without first offering to each other holder of Warrants the opportunity to enter into such agreement or course of dealing.

          Section 10.  Descriptive Headings.  The descriptive headings of the
                       --------------------
several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          Section 11.  Governing Law.  All issues and questions concerning the
                       -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

                                 *   *   *   *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                        HINES HOLDINGS, INC.


                                        By:_______________________________

                                        Its: _____________________________



Attest:


By: _________________________

Hines Holdings, Inc. Secretary

                                                                       EXHIBIT I

                             HINES HOLDINGS, INC.
                          WARRANT EXERCISE AGREEMENT
                          --------------------------


To:                                               Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-1) hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                        Signature ____________________

                                        Address ______________________



                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee             Address                  No. of Shares
-----------------             -------                  -------------



Dated:                          Signature  _______________________

                                           _______________________

                                Witness    _______________________

               The security represented by this certificate was originally issued on November 27, 1996, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the restrictions on transfer specified in the Purchase Agreement, dated November 27, 1996 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.


                             HINES HOLDINGS, INC.

                            STOCK PURCHASE WARRANT
                            ----------------------


Date of Issuance: November 27, 1996                          Certificate No. W-4


          FOR VALUE RECEIVED, Hines Holdings, Inc., a Nevada corporation (the "Company"), hereby grants to Madison Dearborn Capital Partners, L.P. (the "Registered Holder") the right to purchase from the Company 2,988 shares of the
 -----------------
Company's Common Stock, par value $.01 per share, at a price per share of $.01 (as adjusted from time to time in accordance herewith, the "Exercise Price").
                                                            --------------
This Warrant is subject to the terms and provisions regarding the transfer of restricted securities contained in the Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), between the Company and certain persons named
             ------------------
therein. Certain capitalized terms used herein are defined in Section 4 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.  Exercise Period.  The Registered Holder may exercise, in
               ---------------
whole or in part, the purchase rights represented by this Warrant at any time and from time to time prior to the earlier of (i) the tenth anniversary of the date hereof, (ii) a Qualified Public Offering or (iii) a Sale of the Company (the "Exercise Period"). The Company shall give the Registered Holder written
      ---------------
notice of the expiration of the Exercise Period at least 10 days but not more than 90 days prior to the end of the Exercise Period.

          1B.  Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):
                                                      -------------

          (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                                       ---------

          (b)  this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto
                                                           ----------
     evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
     Section 5 hereof; and

          (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise
                                                           ------------------
     Price"), (2) the surrender to the Company of debt or equity securities of
     -----
     the Company having a Market Value equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Value of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Value of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

         (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within 5 business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such 5 business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

        (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

        (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

       (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

               1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
                    ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

               Section 2.  Adjustment of Exercise Price and Number of Shares.
                           -------------------------------------------------
In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

               2A.  Subdivision or Combination of Common Stock.  If the
                    ------------------------------------------
Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportion proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

               2B.  Reorganization, Reclassification, Consolidation, Merger or
                    ----------------------------------------------------------
Sale. Any recapitalization, reorganization, reclassification, consolidation,
----
merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision
                    --------------
(in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all of the Warrants then outstanding) the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

               2C.  Certain Events.  If any event occurs of the type
                    --------------
contemplated by the provisions of this Section 2 but not expressly provided for by such provisions then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants.

               2D.  Notices.
                    -------

             (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

            (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

           (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

               Section 3.  Definitions. The following terms have the meanings
                           -----------
set forth below:

                    "Affiliate" of any particular Person means any other Person
                     ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to
       -------
direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                    "Common Stock" means shares of the Company's Common Stock,
                     ------------
par value $.01 per share.

                    "Independent Third Party" means any Person who, immediately
                     -----------------------
prior to the contemplated transaction, does not own in excess of 5%, on a fully-diluted basis, of the Company's voting capital stock (a "5% Owner"), who
                                                               --------
is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

                    "Market Value" as to any security means the fair market
                     ------------
value of such security as determined by the board of directors of the Company in its reasonable good faith judgment.

                    "Person" means an individual, a partnership, a corporation,
                     ------
a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Purchase Agreement" has the meaning set forth in the
                     ------------------
preamble.

                  "Qualified Public Offering" means the sale in an underwritten
                   -------------------------
public offering registered under the Securities Act of 1933, as amended, of shares of the Company's Common Stock having an aggregate offering value of at least $10 million.

                  "Sale of the Company" means the sale of the Company to an
                   -------------------
Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

               Section 4.  No Voting Rights; Limitations of Liability.  This
                           ------------------------------------------
Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

               Section 5.  Warrant Not Transferable.  Except as expressly
                           ------------------------
provided herein or in the Purchase Agreement, this Warrant, the Common Stock issued upon exercise hereof and all rights hereunder are transferable, in whole or in part, by the holder hereof only to its Affiliates; provided that any Affiliate to whom this Warrant is transferred agrees to be bound in all respects to the provisions hereof and of the Purchase Agreement, including, without limitation, restrictions on the transfer of this Warrant. Subject to the transfer conditions contained herein and in the Purchase Agreement, this Warrant and all rights hereunder may be transferred upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the
                                               ----------
principal office of the Company.

               Section 6.  Warrant Exchangeable for Different Denominations.
                           ------------------------------------------------
This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issued this Warrant shall be deemed to be the "Date of Issuance" hereof
                                               ----------------
regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."
     ---------

               Section 7.  Replacement.  Upon receipt of evidence reasonably
                           -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

               Section 8.  Notices.  Except as otherwise expressly provided
                           -------
herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

               Section 9.  Amendment and Waiver.  Except as otherwise provided
                           --------------------
herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares issuable upon exercise of the Warrants without the prior written consent of registered holders representing at least 95% of the shares of Common Stock obtainable upon exercise of all of the warrants issued under the Purchase Agreement; and provided further, no amendment shall be enforceable against one holder of Warrants without also being enforceable against all other holders of Warrants. In exercising its rights hereunder, the Company shall exercise such rights in the same manner with respect to each holder of Warrants. The Company shall not enter into any other agreement or conduct any course of dealing which alters the rights or obligations of any holder of Warrants with respect thereto without first offering to each other holder of Warrants the opportunity to enter into such agreement or course of dealing.

               Section 10. Descriptive Headings. The descriptive headings of the
                           --------------------
several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

               Section 11.   Governing Law.  All issues and questions concerning
                             -------------
the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

                              *     *     *     *

               IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                HINES HOLDINGS, INC.


                                By:_____________________________

                                Its: _____________________________



Attest:


By: _________________________

Hines Holdings, Inc. Secretary

                                                                       EXHIBIT I

                             HINES HOLDINGS, INC.
                          WARRANT EXERCISE AGREEMENT
                          --------------------------


To:                                               Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-1) hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                Signature ____________________

                                Address ______________________



                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee          Address                   No. of Shares
-----------------          -------                   -------------



Dated:                          Signature  _______________________

                                           _______________________

                                Witness    _______________________